Portfolio
Credit Suisse High Yield Bond Fund
Security
Conduent Finance / Xerox Business Services
Date Purchased
11/22/2016
Price per Share
$100
Shares Purchased by the Portfolio
2880
Total Principal Purchased by the
Portfolio
$2,880,000
% of Offering Purchased by the Portfolio
0.56%
Broker
Banc of America Securities LLC
Member
Joint Lead Manager


Portfolio
Credit Suisse High Yield Bond Fund
Security
Cheniere Corpus Christi HD
Date Purchased
12/5/2016
Price per Share
$100
Shares Purchased by the Portfolio
1200
Total Principal Purchased by the
Portfolio
$1,200,000
% of Offering Purchased by the Portfolio
0.08%
Broker
Goldman Sachs Bank (Europe) PLC
Member
Joint Lead Manager


Portfolio
Credit Suisse High Yield Bond Fund
Security
GTT Escrow Corp
Date Purchased
12/8/2016
Price per Share
$100
Shares Purchased by the Portfolio
800
Total Principal Purchased by the
Portfolio
$800,000
% of Offering Purchased by the Portfolio
0.27%
Broker
Keybanc Capital Markets, Inc.
Member
Joint Lead Manager


Portfolio
Credit Suisse High Yield Bond Fund
Security
Starwood Property Trust, Inc.
Date Purchased
12/9/2016
Price per Share
$100
Shares Purchased by the Portfolio
900
Total Principal Purchased by the
Portfolio
$900,000
% of Offering Purchased by the Portfolio
0.13%
Broker
JP Morgan Chase Bank, N.A.
Member
Joint Lead Manager


Portfolio
Credit Suisse High Yield Bond Fund
Security
Communications Sales & Leasing, Inc.
Date Purchased
12/12/2016
Price per Share
$100
Shares Purchased by the Portfolio
1665
Total Principal Purchased by the
Portfolio
$1,665,000
% of Offering Purchased by the Portfolio
0.42%
Broker
Citigroup Global Markets Inc.
Member
Joint Lead Manager


Portfolio
Credit Suisse High Yield Bond Fund
Security
Flex Acquisition Co Inc.
Date Purchased
1/11/2017
Price per Share
$100
Shares Purchased by the Portfolio
2200
Total Principal Purchased by the
Portfolio
$2,200,000
% of Offering Purchased by the Portfolio
0.35%
Broker
Morgan Stanley & Co., Inc
Member
Joint Lead Manager


Portfolio
Credit Suisse High Yield Bond Fund
Security
Terex Corp
Date Purchased
1/17/2017
Price per Share
$100
Shares Purchased by the Portfolio
1575
Total Principal Purchased by the
Portfolio
$1,575,000
% of Offering Purchased by the Portfolio
0.26%
Broker
Deutsche Bank Securities Inc
Member
Joint Lead Manager


Portfolio
Credit Suisse High Yield Bond Fund
Security
Virgin Media Secured Fin
Date Purchased
1/18/2017
Price per Share
?100.00
Shares Purchased by the Portfolio
1000
Total Principal Purchased by the
Portfolio
?1,000,000
% of Offering Purchased by the Portfolio
0.15%
Broker
Deutsche Bank AG, London Branch
Member
Joint Lead Manager


Portfolio
Credit Suisse High Yield Bond Fund
Security
Radiate Holdco / Finance
Date Purchased
1/20/2017
Price per Share
$100
Shares Purchased by the Portfolio
2025
Total Principal Purchased by the
Portfolio
$2,025,000
% of Offering Purchased by the Portfolio
0.51%
Broker
UBS AG
Member
Joint Lead Manager


Portfolio
Credit Suisse High Yield Bond Fund
Security
Jacobs Entertainment, Inc.
Date Purchased
1/27/2017
Price per Share
$100
Shares Purchased by the Portfolio
2200
Total Principal Purchased by the
Portfolio
$2,200,000
% of Offering Purchased by the Portfolio
0.63%
Broker
Wells Fargo
Member
Joint Lead Manager


Portfolio
Credit Suisse High Yield Bond Fund
Security
Trinidad Drilling Ltd
Date Purchased
1/27/2017
Price per Share
$100
Shares Purchased by the Portfolio
850
Total Principal Purchased by the
Portfolio
$850,000
% of Offering Purchased by the Portfolio
0.24%
Broker
RBC Capital Markets
Member
Co-Manager


Portfolio
Credit Suisse High Yield Bond Fund
Security
Vertiv Intermediate Holding Corp
Date Purchased
2/6/2017
Price per Share
$98
Shares Purchased by the Portfolio
2625
Total Principal Purchased by the
Portfolio
$2,572,500
% of Offering Purchased by the Portfolio
0.53%
Broker
Banc of America Securities LLC
Member
Joint Lead Manager


Portfolio
Credit Suisse High Yield Bond Fund
Security
Post Holdings Inc
Date Purchased
2/6/2017
Price per Share
$100
Shares Purchased by the Portfolio
750
Total Principal Purchased by the
Portfolio
$750,000
% of Offering Purchased by the Portfolio
0.08%
Broker
Barclays Capital Inc. (NY)
Member
Joint Lead Manager


Portfolio
Credit Suisse High Yield Bond Fund
Security
Post Holdings Inc
Date Purchased
2/6/2017
Price per Share
$100
Shares Purchased by the Portfolio
1350
Total Principal Purchased by the
Portfolio
$1,350,000
% of Offering Purchased by the Portfolio
0.18%
Broker
Barclays Capital Inc. (NY)
Member
Joint Lead Manager


Portfolio
Credit Suisse High Yield Bond Fund
Security
Peabody Sec Fin Corp
Date Purchased
2/8/2017
Price per Share
$100
Shares Purchased by the Portfolio
550
Total Principal Purchased by the
Portfolio
$550,000
% of Offering Purchased by the Portfolio
0.11%
Broker
Goldman Sachs Bank (Europe) PLC
Member
Joint Lead Manager


Portfolio
Credit Suisse High Yield Bond Fund
Security
Peabody Sec Fin Corp
Date Purchased
2/8/2017
Price per Share
$100
Shares Purchased by the Portfolio
2000
Total Principal Purchased by the
Portfolio
$2,000,000
% of Offering Purchased by the Portfolio
0.40%
Broker
Goldman Sachs Bank (Europe) PLC
Member
Joint Lead Manager


Portfolio
Credit Suisse High Yield Bond Fund
Security
Halcon Resources Corp
Date Purchased
2/9/2017
Price per Share
$100
Shares Purchased by the Portfolio
2000
Total Principal Purchased by the
Portfolio
$2,000,000
% of Offering Purchased by the Portfolio
0.24%
Broker
JPMorgan Chase Bank, N.A.
Member
Sr Co-Manager


Portfolio
Credit Suisse High Yield Bond Fund
Security
Howard Hughes Corp
Date Purchased
3/3/2017
Price per Share
$100
Shares Purchased by the Portfolio
1800
Total Principal Purchased by the
Portfolio
$1,800,000
% of Offering Purchased by the Portfolio
0.23%
Broker
JPMorgan Chase Bank, N.A.
Member
Joint Lead Manager


Portfolio
Credit Suisse High Yield Bond Fund
Security
LPL Holdings Inc
Date Purchased
3/3/2017
Price per Share
$100
Shares Purchased by the Portfolio
2925
Total Principal Purchased by the
Portfolio
$2,925,000
% of Offering Purchased by the Portfolio
0.59%
Broker
Morgan Stanley & Co., Inc
Member
Joint Lead Manager


Portfolio
Credit Suisse High Yield Bond Fund
Security
CHS/Community Health Systems, Inc.
Date Purchased
3/7/2017
Price per Share
$100
Shares Purchased by the Portfolio
2350
Total Principal Purchased by the
Portfolio
$2,350,000
% of Offering Purchased by the Portfolio
0.11%
Broker
Deutsche Bank Securities Inc
Member
Joint Lead Manager


Portfolio
Credit Suisse High Yield Bond Fund
Security
AMC Entertainment Holdings
Date Purchased
3/13/2017
Price per Share
$100
Shares Purchased by the Portfolio
500
Total Principal Purchased by the
Portfolio
$500,000
% of Offering Purchased by the Portfolio
0.11%
Broker
Citigroup Global Markets Inc.
Member
Joint Lead Manager


Portfolio
Credit Suisse High Yield Bond Fund
Security
B&G Foods Inc
Date Purchased
3/29/2017
Price per Share
$100
Shares Purchased by the Portfolio
1425
Total Principal Purchased by the
Portfolio
$1,425,000
% of Offering Purchased by the Portfolio
0.29%
Broker
Barclays Capital Inc. (NY)
Member
Joint Lead Manager


Portfolio
Credit Suisse High Yield Bond Fund
Security
Tempo Acquisition LLC
Date Purchased
4/20/2017
Price per Share
$100
Shares Purchased by the Portfolio
2050
Total Principal Purchased by the
Portfolio
$2,050,000
% of Offering Purchased by the Portfolio
0.41%
Broker
Barclays Capital Inc. (NY)
Member
Joint Lead Manager